Exhibit 10.2

STORAGE SERVICES AGREEMENT

BY AND BETWEEN

MARATHON PETROLEUM COMPANY LP

AS CUSTOMER

AND

GARYVILLE REFINING LOGISTICS LLC

AS SERVICE PROVIDER

October 1, 2017

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBITS

SCHEDULE

SCHEDULE 13.11	DISPUTE RESOLUTIONS	1

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

STORAGE SERVICES AGREEMENT
This Storage Services Agreement (this “Agreement”) is entered into as of October 1, 2017 by and between Marathon Petroleum Company LP, a Delaware limited partnership (“Customer”), and Garyville Refining Logistics LLC, a Delaware limited liability company (“Service Provider”). Service Provider and Customer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
W I T N E S S E T H:
A.Service Provider owns and operates the Facilities; and
B.Customer and Service Provider desire to enter into this Agreement to memorialize the terms pursuant to which the Service Provider would exclusively provide to Customer receipt, storage, throughput, custody and delivery of Oil at the Facilities.
AGREEMENT:
NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties to this Agreement hereby agree as follows:
ARTICLE I
DEFINED TERMS
When used in this Agreement, the following terms have the following meanings (other defined terms may be found elsewhere in this Agreement):
1.1“Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person in question; provided, however, that Service Provider and Customer will not be deemed to be Affiliates of each other for purposes of this Agreement.
1.2“Agreement” is defined in the Preamble.
1.3“Capital Project” has the meaning set forth in Section 3.1(c)(ii).
1.4“Carrier” means any trucker, trucking company or motor vehicle delivering or receiving Oil at the Facilities on behalf of, at the request of, or for the benefit of, Customer.
1.5“Co-Location Services Agreement” means that certain Co-Location Services Agreement, between Service Provider and Customer, dated October 1, 2017.
1.6“Contractor” means any contractor or other Person requesting access to the Facilities in connection with this Agreement on behalf of or, at the request of and for the benefit of, Customer.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

1.7“Contribution Agreement” means that certain Contribution Agreement between Customer and Service Provider, dated October 1, 2017.
1.8“Control” means the ability to direct the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise. The terms “Controls” and “Controlled by” and other derivatives will be construed accordingly.
1.9“Customer” is defined in the Preamble.
1.10“Customer Fault” means acts or omissions of Customer or Customer’s Carriers or Contractors to the extent constituting (a) negligence or intentional acts or omissions or (b) a violation of applicable Law.
1.11“Damages” means, and are limited hereunder to, as between the Parties, any and all liabilities, costs, expenses (including reasonable attorneys’ fees), losses (including losses of Oil), damages, claims, demands, judgments, lawsuits and causes of actions.
1.12“Delivery Point” means (a) with respect to the delivery of Oil via Rail, Carrier, Vessel or Pipeline, each of the points designated on Exhibit D, (b) except as set forth in Section 1.12(a), with respect to the delivery of Oil from any Identified Logistics Area or Interbattery Piping into the Refining Facilities, the point where such Oil crosses the boundary separating such Identified Logistics Area or Interbattery Piping from such Refining Facilities, as generally depicted on Exhibit B, and (c) any additional delivery points constructed during the Term that feed out of the Facilities and fall within the descriptions set forth in Section 1.12(a) or Section 1.12(b).
1.13“Dropdown Transaction” means any transaction pursuant to which the Facilities are Transferred to MPLX LP or any of its wholly-owned Affiliates (including, for the avoidance of doubt, by way of a Transfer of any equity interests in MPLX Refining Logistics LLC to MPLX LP or any of its wholly-owned Affiliates).
1.14“Effective Time” means the date the Dropdown Transaction closes.
1.15“Emissions Reductions Credits” has the meaning set forth in Section 3.1(c)(iv).
1.16“Escalator Formula” has the meaning set forth in Exhibit E-1.
1.17“Excluded Assets” means those certain facilities and assets that are located on the Identified Logistics Areas and that were not contributed to Service Provider pursuant to the Contribution Agreement, as further described on Exhibit A.
1.18“Expense Project” has the meaning set forth in Section 3.1(c)(i).
1.19“Extended Term” has the meaning set forth in Section 2.2.
1.20“Facilities” means (a) those certain facilities and assets that are located inside the Identified Logistics Areas, and (b) Interbattery Piping, in each case, that were contributed to

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Service Provider pursuant to the Contribution Agreement, as further described on Exhibit A, including any modifications thereto after the date hereof pursuant to any Capital Project or Regulatory Project.
1.21“Fees” has the meaning set forth in Section 5.1.
1.22“Force Majeure” means acts of God, strikes, lockouts, work stoppages or other industrial disturbances, acts of the public enemy, acts of terrorism, wars, blockades, insurrections, riots, epidemics, fires, arrests, and restraints of governments, rules and people, civil and criminal disturbances, explosions, breakage or accident to machinery or lines of pipe, the necessity for making emergency repairs to or alterations of machinery or lines of pipe, freezing of lines or pipe, partial or entire failure of production facilities or equipment, refineries, treating plants, processing plants, storage facilities, transportation facilities or separation facilities, Laws, curtailment of, or other inability to obtain equipment, supplies, materials or services or electric power used in making or receiving deliveries hereunder and other causes, whether of the kind enumerated or otherwise, not within the reasonable control of the Party claiming such suspension, all of which by the exercise of reasonable diligence such Party is or was unable to prevent or overcome; provided, however, that a planned outage, turnaround or suspension of operations at the Refinery will not constitute a “Force Majeure” unless the suspension of operations itself was caused by an event of Force Majeure.
1.23“Governmental Entity” means any legislature, court, tribunal, arbitrator or arbitral body, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.
1.24“Ground Lease Agreement” means that certain Ground Lease Agreement between Customer and Service Provider, dated October 1, 2017.
1.25“Identified Logistics Areas” means the areas identified in pink on Exhibit B.
1.26“Initial Term” has the meaning set forth in Section 2.1.
1.27“Interbattery Piping” means piping that is (a) connected to those certain facilities and assets (excluding Excluded Assets) located in the Identified Logistics Areas and (b) located in the ground or on pipe racks or similar structures and identified in blue on Exhibit B.
1.28“Law” means any applicable permit, statute, law (including common law), rule, ordinance, regulation, ruling, requirement, writ, injunction, decree, order or other official act of or by any Governmental Entity, whether now existing or hereafter coming into effect.
1.29“Month” means a calendar month.
1.30“Nonconforming Oil” means any Oil that is not of sufficient quality, as determined by Customer in accordance with Prudent Industry Practices.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

1.31“Oil” means crude oil, refined products (including gasolines, light distillates and petrochemical products), intermediates, transmix and condensate associated with the production, transportation, storage and refining of crude oil.
1.32“Ordinary Handling Losses” has the meaning set forth in Section 6.3(a).
1.33“Party” or “Parties” has the meaning set forth in the Preamble.
1.34“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or Governmental Entity or any other entity.
1.35“Pipeline” means any pipelines and related facilities delivering or receiving Oil at the Facilities on behalf of, at the request of, or for the benefit of, Customer.
1.36“Prudent Industry Practices” means, with respect to the obligations of a Party under this Agreement, performance in a good and workmanlike manner, by qualified, careful and efficient works, in a manner protective of its employees, contractors, the public and the environment, and in accordance with the following (a) as a reasonable and prudent operator substantially consistent with common industry practices, methods and acts for operations of a similar size and nature to Service Provider or Customer, as applicable, (b) with the same degree of diligence and care that it and its Affiliates exercise with respect to the operation of its and their own logistics assets and facilities and (c) in compliance with Law.
1.37“Project and Services Recovery Agreement” has the meaning set forth in Section 3.1(c)(ii).
1.38“Project Reimbursement Method” has the meaning set forth in Section 3.1(c)(ii).
1.39“Rail” means a train capable of moving Oil at the Facilities on behalf of, at the request of, or for the benefit of, Customer.
1.40“Receipt Point” means (a) with respect to receipt of Oil via Rail, Carrier, Vessel or Pipeline, each of the points designated on Exhibit C, (b) except as set forth in Section 1.40(a), with respect to the receipt of Oil from the Refining Facilities, into any Identified Logistics Area or Interbattery Piping, the point where such Oil crosses the boundary separating such Refining Facilities, from such Identified Logistics Area or Interbattery Piping as generally depicted on Exhibit B, and (c) any additional receipt points constructed during the Term that feed into the Facilities and fall within the descriptions set forth in Section 1.40(a) or Section 1.40(b).
1.41“Refinery” means that certain refining complex located at 155 Sugarcane Road, Garyville, Louisiana 70051 and comprised of certain real property as set forth in the Ground Lease Agreement, the Refining Facilities (including the Excluded Assets) and the Facilities.
1.42“Refining Facilities” means those facilities owned and/or operated by Customer and located at the Refinery (including the Excluded Assets), other than the Facilities.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

1.43“Representatives” means, with respect to either Party, its members, parent companies, subsidiaries, Affiliates and joint venture partners and its and their directors, officers, employees, agents and representatives (including, with respect to Customer, its Contractors and Carriers).
1.44“Regulatory Projects” has the meaning set forth in Section 3.1(c)(iii).
1.45“Service Provider” is defined in the Preamble.
1.46“Services” has the meaning set forth in Section 3.1.
1.47“Shell Capacity” means the shell capacity of the Facilities as set forth on, and adjusted in accordance with, Exhibit E-2.
1.48“Term” has the meaning set forth in Section 2.2
1.49“Third Party” means any Person other than any of the Parties or any of their Representatives.
1.50“Transfer” or “Transferred” means, with respect to all or any part of specified assets, or any interest therein, a direct or indirect, voluntary or involuntary sale (including a merger or consolidation), assignment, transfer, pledge, conveyance, exchange, bequest, devise, gift, or any other alienation (in each case, with or without consideration) of any rights, interests or obligations with respect to all or any portion of such assets; provided, however, that any collateral assignments of the Facilities to secure working capital or other financing will not constitute a “Transfer” hereunder.
1.51“Vessel” means any boat, ship, barge or vessel delivering or receiving Oil at the Facilities on behalf of, at the request of, or for the benefit of, Customer.
1.52Rules of Construction. For purposes of this Agreement all references in this Agreement to Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses and other subdivisions refer to the corresponding Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement and will be disregarded in construing the language hereof. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, clause or other subdivision unless expressly so limited. The words “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection and clause hereof in which such words occur. The word “including” (in its various forms) means including without limitation. All references to “$” or “dollars” will be deemed references to U.S. dollars. Unless expressly provided to the contrary, the word “or” is not exclusive. Pronouns in masculine, feminine or neuter genders will be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form will be construed to include the plural and vice versa, unless

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

the context otherwise requires. References to Services to be provided by Service Provider to, or directed by, Customer will be deemed to mean Services provided to, or, as applicable, directed by “Customer and its designated Affiliates and customers”. References to Customer’s Oil will be deemed to mean the Oil owned by “Customer or its customers”. Appendices, Exhibits and Schedules referred to herein are attached to and by this reference incorporated herein for all purposes.
ARTICLE II
TERM
2.1    Term. The term of this Agreement will commence at 12:01 a.m. (local time) on October 1, 2017 and end on the date that is ten years after the Effective Time (the “Initial Term”), unless terminated early in accordance with this Agreement. Thereafter, this Agreement may be extended in accordance with Section 2.2.
2.2    Extension of the Term. At Customer’s sole option, Customer may elect to extend the term of this Agreement for one consecutive five-year term (an “Extended Term”, and together with the Initial Term, the “Term”) by providing written notice of its election to Service Provider at least 365 days prior to the end of the Initial Term.
2.3    Termination. If the Facilities cease to be owned by Service Provider, this Agreement will automatically terminate on the date the Facilities are no longer owned by Service Provider with no further action required by the Parties.
ARTICLE III
SERVICES
3.1    Services. As of and following the Effective Time and subject to the terms of this Agreement, Service Provider will provide all materials and qualified and trained labor and perform all supervision necessary for the timely and exclusive performance of the following services and related operations (collectively, the “Services”):
(a)    Operation of Facilities.    Service Provider will provide all services necessary to operate the Facilities consistent with Prudent Industry Practices, including:
(i)    receiving, storing, handling and redelivering Oil tendered by Customer at the Receipt Points, with no contractual limit on tank turns or rail, pipeline or truck receipts and deliveries or dock access; provided that Customer will be solely responsible for scheduling and arranging the transportation, storage or other disposition of Oil upstream of the Receipt Points and downstream of the Delivery Points;
(ii)    blending Oil to satisfy Customer’s operating requirements, quality specifications and optimization plans as communicated by Customer to Service Provider;
(iii)managing and monitoring inventories;

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(iv)    coordinating and managing Oil product quality, including (A) controlling Oil physical qualities within applicable specifications, (B) providing all services necessary to draw and handle samples of Oil from the Facilities and provide such samples to Customer for laboratory analysis, (C) coordinating with Customer to complete all product certification activities consistent with Law and Customer’s established procedures, (D) assisting Customer in satisfying Customer’s or Customer’s Affiliates’ fuels compliance obligations consistent with Law and Customer’s established procedures; provided that, (1) upon tender of Oil into the Facilities, Customer will make available to Service Provider the usual product transfer documents, if any, where available and to the extent required by Law, (2) following the discharge of Oil from the Facilities, Customer will generate and make available to Service Provider the usual product transfer documents, if any, required by Law, and (3) Customer will advise Service Provider of the grades, quantities and characteristics of the Oil tendered or discharged as typically indicated on required shipping documents if such shipping documents are not otherwise available for submission to Service Provider; and
(v)    delivering to Customer such reports, data and information, including real time data and information transmitted utilizing systems provided to Service Provider via the Co-Location Services Agreement, in each case, as Customer may reasonably request.
(b)    Maintenance of Facilities. Service Provider will maintain and repair the Facilities consistent with Prudent Industry Practices, allowing the Facilities to be kept operational without material delay or interference to Customer’s operations. Notwithstanding the foregoing, the Service Provider, in consultation with Customer, will reasonably coordinate maintenance activities to optimize delays or interference to Customer’s operations, taking into account the attendant circumstances. In the event, and to the extent, that such maintenance or repairs are being performed as a result of Customer Fault, Customer will reimburse Service Provider for all reasonable out-of-pocket costs incurred with such maintenance and repairs.
(c)    Enhancement of the Facilities. Service Provider will provide all services necessary to enhance the Facilities, subject to the following:
(i)    Expense Projects. With respect to any Facility, Service Provider will perform enhancements to the Facilities accounted for and budgeted as “engineering request” projects, typically including projects which enhance the performance of the Facilities without materially increasing the Shell Capacity of the Facilities (each, an “Expense Project”).
(ii)    Capital Projects. Excluding Expense Projects, with respect to any Facility, (A) either Party may propose projects which expand, modify, debottleneck or otherwise enhance the capacity of the Facilities or ability of Service Provider to provide Services to Customer; and (B) Customer may direct Service Provider to complete projects, including reconfigurations of the Facilities on behalf of Customer (in each case of subparts (A) and (B), a “Capital Project”). Capital Projects will be identified by both Parties prior to the start of the definition phase of such Capital Project and the design, construction and installation costs will initially be borne by Service Provider, unless otherwise agreed. Customer will reimburse Service Provider upon completion or termination of such Capital Project or, at Service Provider’s option, and if the Parties agree, any applicable Fees will be increased, or additional fees will be

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

added to Exhibit E-1, or an alternate mechanism will be adopted to allow Service Provider to recover expenditures relating to the Capital Project over time (each, a “Project Reimbursement Method”). The terms agreed upon by the Parties with respect to the applicable Capital Project and the Project Reimbursement Method will be memorialized in a separately negotiated agreement known as the “Project and Services Recovery Agreement” and will be signed by an authorized representative of each Party. If a Capital Project increases or reduces the capacity of any Facility, the Parties will, at the written request of either Party, execute one or more amendments, including Exhibit A, Exhibit B, and Exhibit E-2, to reflect said change.
(iii)    Regulatory Projects. Excluding Expense Projects, if Service Provider incurs increased costs in operations or is required or requested by Customer to make modifications to its Facilities, in each case, in connection with new or amended Laws, such modifications known as “Regulatory Projects,” Customer will reimburse Service Provider, in each case, for such costs or, at Service Provider’s option, and if the Parties agree, the Parties will select a Project Reimbursement Method to allow Service Provider to recover such costs over time. The terms agreed upon by the Parties with respect to any Regulatory Projects and the Project Reimbursement Method associated therewith will be memorialized in a Project and Services Recovery Agreement and will be signed by an authorized representative of each Party. If a Regulatory Project increases or reduces the capacity at any Facility, the Parties will, at the written request of either Party, execute one or more amendments, including Exhibit A, Exhibit B, and Exhibit E-2, to reflect said change.
(iv)    Emissions Reductions Credits. If an Expense Project, Capital Project, Regulatory Project, or other project or maintenance activity affecting the Facilities generates any pollutant emissions credit or allowance that is bankable, tradable or otherwise able to be used to offset existing or future emissions of any pollutant (“Emissions Reductions Credits”), any such Emissions Reductions Credits will belong to Customer, and Customer will have the sole and exclusive right to use, bank, trade, sell, or otherwise dispose of Emissions Reductions Credits. If Law requires that Service Provider transfer any Emissions Reduction Credits to Customer to effect the purpose of this Section 3.1(c)(iv), Service Provider will take all actions necessary, including executing documentation and paying applicable fees, to accomplish the transfer of Emissions Reductions Credits to Customer.
(d)    Mutual Aid and Emergency Response Services.    Service Provider, in coordination with Customer’s emergency response plans will provide mutual aid and emergency response services in connection with such plans as requested by Customer from time-to-time, including training exercises, drills and related activities as well as responses to emergencies in the Refining Facilities or outside the Identified Logistics Areas.
3.2    Warranty Disclaimer. To the fullest extent permitted by applicable Law: (a) Service Provider makes no warranties of any kind with respect to the Services; and (b) Service Provider expressly disclaims all warranties, expressed or implied, of any kind with respect to the Services, including any warranty of non-infringement, merchantability, fitness for a particular purpose or conformity to any representation or description as to the Services provided hereunder. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE SERVICES WILL BE PROVIDED AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, TITLE OR ANY OTHER WARRANTY WHATSOEVER.
3.3    Public Use. This Agreement is made as an accommodation to Customer. In no event will Services provided by Service Provider be deemed to be those of a public utility or a common carrier. If any action is taken or threatened by any Governmental Entity to declare the Services provided by Service Provider hereunder to be those of a public utility or a common carrier, in that event, at the option of the Service Provider and upon Customer’s receipt of Service Provider’s notice, the Parties will negotiate in good faith to restructure and restate this Agreement or, in the event the Parties are unable to reach an agreement following such good faith efforts, Service Provider may terminate this Agreement on the effective date of such action as to any affected Facilities or Services.
ARTICLE IV
SHELL CAPACITY AND FACILITIES
4.1    Shell Capacity. As of and following the Effective Time, Service Provider will make available the Shell Capacity at the Facilities to Customer. Prior to making or allowing any non-temporary modification, alteration or change to the Facilities that would result in a non- temporary change of the Shell Capacity, Service Provider will meet with Customer, negotiate in good faith with respect to any proportionate change in Fees hereunder and obtain Customer’s written consent to such changes in the Shell Capacity.
4.2    Adjustment of Shell Capacity. If due to an event of Force Majeure the capacity of the Facilities available for the provision of Services during a given Month is less than the Shell Capacity, then (a) the Shell Capacity for such Month will be temporarily reduced to equal the actual capacity of the Facilities available to Customer during such Month and (b) the Fees will be temporarily adjusted downward in accordance with such capacity reduction. Adjustments made pursuant to this Section will not be reflected on Exhibit E-2.
4.3    Exclusivity of Facilities. The Facilities will be allocated exclusively to Customer as of and following the Effective Time and the Fees reflect Customer’s exclusive rights to the Facilities.
4.4    Operation of Facilities. As of and following the Effective Time, the Facilities will remain open and be operational and will accept receipt of Oil and make deliveries of Oil 24 hours per day, seven days per week, 365 days a year (366 days in each “leap” year), subject to any occurrence of Force Majeure or maintenance performed by Service Provider in conformance with Section 3.1(b).
4.5    Inspection. Customer may review and inspect all (a) maintenance, design and mechanical integrity; (b) product quality-related programs, procedures and processes; and (c) health, environment, safety and security programs, procedures and processes, in each case of the foregoing(a), (b) and (c), at the Facilities, including the review of Service Provider’s insurance policies. If the Facilities are not in compliance with generally-accepted industrial standards,

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Customer’s then current programs or Laws, Service Provider will correct any deficiency identified by Customer to Customer’s satisfaction.
4.6    Facilities Access. Service Provider will grant Customer and its Representatives reasonable access to the Facilities at all times during the Term, including for inspection of the Facilities and connection with the exercise of the audit rights, in each case, granted to Customer herein.
ARTICLE V
FEES
5.1    Fees. As of and following the Effective Time, Customer will be charged a fee (the “Fees”) calculated by ***** for (a) Customer’s exclusive access to the Shell Capacity (as the same may be adjusted pursuant to Section 4.2) and (b) the exclusive receipt of the Services, including contractually unlimited tank turns or rail, pipeline or truck receipts and deliveries or dock access at the Facilities.
5.2    Taxes and Assessments. Customer will pay all applicable taxes, assessments, and fees assessed against the Services, Oil or other property of Customer at the Facilities and will pay all ad valorem tax payments on Oil stored at the Facilities and be responsible for any periodic inventory report filings as may be due to any taxing authority; provided, however, Customer will not be responsible for any ad valorem taxes assessed on the Facilities. Additionally, Customer will not be responsible for any income, franchise or other similar taxes that may be imposed on Service Provider’s income, capital or operations. Customer will also pay all taxes imposed on its income or receipts at the Facilities for which it is responsible under this Agreement.
5.3    Invoices. As of and following the Effective Time, except as otherwise provided herein, Service Provider will invoice Customer Monthly, in arrears, for Fees and Services rendered by Service Provider under this Agreement during such Month as well as other charges and reimbursements identified herein. Customer will remit payment to the account designated by Service Provider for such invoice within 10 days of receipt of the invoice. In the event that Customer, in good faith, disputes any invoice, Customer will pay to Service Provider the undisputed amount of such invoice and will notify Service Provider in writing within 10 days following receipt of the invoice and identify the amounts Customer is disputing, which notice will include adequate documentation demonstrating the amount of, and basis for, the dispute. The Parties will endeavor in good faith to resolve such dispute as provided in Section 13.11.
5.4    Audit Rights. Service Provider will retain its books and records related to the Fees charged to Customer for Services provided hereunder for a period of at least four years from the date the Fees are invoiced to Customer. Customer may audit such books and records at Service Provider’s offices where such books and records are stored upon not less than 21 days’ prior written notice. Any such audit will be at Customer’s sole expense and will take place during Service Provider’s business hours.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

5.5    Escalator Formula Evaluation. Within 90 days after each fifth anniversary of the Effective Date, either Party may request in writing an evaluation of the Escalator Formula. After such request is made, the Parties shall cooperate to complete an evaluation by December 31 of the same year. If, based on the evaluation results, the Parties agree to modify the Escalator Formula, such modified Escalator Formula will be utilized beginning on January 1 of the following calendar year. If no timely request to evaluate the Escalator Formula is made or the Parties agree not to modify the Escalator Formula, the Escalator Formula from the previous calendar year will continue to be utilized.
ARTICLE VI
OWNERSHIP, CUSTODY AND LOSS OF OIL
6.1    Title and Risk of Loss.
(a)    Title and, subject to Section 6.3, risk of loss, damage to or downgrades of Oil stored or handled pursuant to this Agreement, including any waste or related materials generated by Customer or Service Provider pursuant to this Agreement, will always remain with Customer. Under no circumstances will Service Provider take title to Oil, waste or related materials or be liable as an insurer of Oil, waste or related materials.
(b)    Both Parties acknowledge that this Agreement represents a bailment of Oil by Customer to Service Provider and not a consignment of Oil, it being understood that Service Provider has no authority hereunder to sell or seek purchasers for the Oil of Customer.
(c)    Customer represents and warrants to Service Provider that it will have the right and authority to deliver all Oil tendered to Service Provider at a Receipt Point.
(d)    Service Provider represents and warrants that the Oil delivered to Customer at a Delivery Point will be free and clear of all liens and claims caused by Service Provider or its Representatives.
6.2    Custody. Service Provider will be deemed to have custody of Oil on Customer’s behalf as follows:
(a)    Receipts. For Oil received into the Facilities, custody of the Oil will pass to Service Provider at a Receipt Point.
(b)    Deliveries. For Oil delivered from the Facilities, custody of the Oil will pass to Customer or its designee at a Delivery Point.

6.3	Losses and Gains.
(a)    Service Provider anticipates that in the normal course of providing Services, there will be evaporation, clingage, shrinkage and line losses of Customer’s Oil (“Ordinary Handling Losses”). All losses resulting from Ordinary Handling Losses or Customer Fault will be for the sole account of Customer.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

(b)    All gains, including gains from vapor recovery units and reclamation associated with waste management activities, will be for the sole account of Customer.
(c)    Excluding Ordinary Handling Losses and losses, damage to or downgrades of Oil due to Customer Fault, losses, damage to or downgrades of Customer’s Oil shall be subject to the indemnity obligations set forth in Article 9.
ARTICLE VII
COMPLIANCE WITH LAW
7.1    Compliance with Law. Each Party will comply with Law in the performance of this Agreement. Customer will provide Service Provider with any information, documentation, or other materials as required by Law or otherwise reasonably requested by Service Provider for the provision of Services. Customer acknowledges that Service Provider may have an obligation under Law to disclose information regarding Oil to Third Parties, and Customer will promptly provide Service Provider with any information required by Law and reasonably requested by Service Provider for such disclosures. Customer will prepare, file and maintain copies of all reports required by Law to be filed with any Governmental Entity concerning the Services, and Customer will promptly provide a copy of any such non-confidential reports to Service Provider upon their preparation.
7.2    Environmental Discharge. In the event of any Oil spill or discharge or other environmental pollution caused by or in connection with the Services, Service Provider may commence containment or clean-up operations as deemed appropriate or necessary by Service Provider or as required by any Governmental Entity and will notify Customer immediately, but in no event later than 24 hours, of such operations. When a discharge, spill or incident involving Customer’s Oil requires a report to be submitted to a Governmental Entity, this notification will be made as soon as reasonably practicable in compliance with Laws, and a copy of the required report will be delivered to Customer. Each Party will provide the other Party reasonable assistance in investigating the circumstances of the discharge, spill or incident. The Parties will cooperate for the purpose of obtaining reimbursement if a Third Party is legally responsible for costs or expenses associated with any Oil spills initially borne by either Party.
ARTICLE VIII
FURTHER COVENANTS
8.1    Service Provider’s Covenants.    In addition to the other covenants and agreements of Service Provider contained in this Agreement, Service Provider hereby further covenants that, as of and following the Effective Time: (a) Service Provider will retain the requisite authority to perform all of its obligations under this Agreement; and (b) except as otherwise expressly provided in this Agreement, the Ground Lease Agreement or the Co- Location Services Agreement, (i) all operating expenses relating to the Facilities will be for the account of Service Provider and (ii) all operating expenses related to the Refining Facilities will be for the account of Customer.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE IX
INDEMNIFICATION
9.1    Indemnification by Customer.    Subject to Service Provider’s indemnity
obligations under Section 9.2, Customer will protect, defend, indemnify and hold Service Provider and its Representatives harmless from and against any and all (a) Damages arising out of, resulting from, incident to, or in connection with (i) Customer’s breach of this Agreement or (ii) Nonconforming Oil (including any damages to the Facilities resulting therefrom); (b) Third Party Damages arising out of, resulting from, incident to, or in connection with the acts or omissions of Customer or Service Provider or their respective Representatives, to the extent arising out of the performance of Services or in connection with this Agreement. The foregoing indemnification and other obligations of Customer set forth in this Section 9.1 will apply regardless of any Law creating liability to Service Provider.

9.2    Indemnification by Service Provider. Service Provider will protect, defend, indemnify and hold Customer and its Representatives harmless from and against any and all (a) Damages arising out of, resulting from, incident to, or in connection with (i) Service Provider’s breach of this Agreement or (ii) Oil becoming Nonconforming Oil, but solely to the extent resulting from Service Provider’s or any of its employees’, agents’ or subcontractors’ gross negligence or intentional acts or omissions; (b) Third Party Damages arising out of, resulting from, incident to, or in connection with the gross negligence or intentional acts or omissions of, or any violation of Law by, Service Provider or its Representatives, in each case arising out of the performance of the Services or in connection with this Agreement. The foregoing indemnification and other obligations of Service Provider set forth in this Section 9.2 will apply regardless of any Law creating liability to Customer.

9.3    Survival.    Any indemnification granted in this Article 9 will survive the termination of this Agreement until all applicable statutes of limitation have run regarding any Damages that could be made with respect to the activities contemplated by this Agreement.

9.4    No Consequential Damages. Except for Damages expressly provided for in this Agreement, in no event will either Party be liable to, and each Party hereby waives all rights to recover from, the other Party for any special, incidental, consequential, indirect, punitive or exemplary damages of any type or character, including loss of use, loss of raw materials, loss of contract, loss of profits or revenue or business interruption loss, in each case, however caused, whether resulting from or arising out of negligence, breach of contract, breach of warranty, strict liability in tort, or any other cause of action that either Party may have against the other Party, except to the extent any such Party suffers such damages to a Third Party, which damages will not be excluded by this provision as to recovery hereunder.

9.5    Limitation of Liability. Notwithstanding anything to the contrary herein, each Party will be discharged from any and all liability with respect to Services performed and any Damages arising out of this Agreement unless suit or action is commenced with respect to such Services or Damages within two years after the applicable cause of action arises.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE X
FORCE MAJEURE
10.1    Suspension of Obligations.    Notwithstanding anything to the contrary in this Agreement, in the event a Party is rendered unable, either wholly or in part, by Force Majeure to carry out its obligations under this Agreement (other than any obligation to make payment of any amount when due and payable hereunder), the obligation of such Party, so far as it is affected by such Force Majeure, will be suspended during the continuance of the condition or event of the Force Majeure, but for no longer a period, and such condition or event will so far as possible be remedied with all commercially reasonable dispatch.
10.2    Labor Matters. The settlement of strikes and lockouts will be entirely within the discretion of the affected Party, and the requirement in Section 10.1 that any Force Majeure will, so far as possible, be remedied with all commercially reasonable dispatch will not constitute a requirement that strikes or lockouts be settled by acceding to the demands of striking or locked out workers when doing so is inadvisable in the reasonably exercised discretion of the affected Party.
ARTICLE XI
TERMINATION; DEFAULT
11.1    Default; Right to Terminate. As of and following the Effective Time:
(a)    if either Party defaults in the prompt performance and observance of any of the terms and conditions of this Agreement, and if such default continues for 15 days or more after written notice thereof by the non-defaulting Party to the defaulting Party, or should either Party become insolvent, commence a case for liquidation or reorganization under the United States Bankruptcy Code (or become the involuntary subject of a case for liquidation or reorganization under the United States Bankruptcy Code, if such case is not dismissed within 30 days), be placed in the hands of a state or federal receiver or make an assignment for the benefit of its creditors, then the other Party will have the right, at its option, to terminate this Agreement immediately upon delivery of written notice to the defaulting Party;
(b)    in the event of a default by Customer, the amounts accrued with respect to this Agreement will, at the option of Service Provider, become immediately due and payable; and
(c)    in the event of default by Service Provider, Customer will have the right, at its option, to terminate this Agreement, provided that Customer will have paid Service Provider amounts that have accrued under the Agreement to the date of such termination.
11.2    Remedies. Except as otherwise provided in this Agreement, the remedies of Service Provider and Customer provided in this Agreement will not be exclusive, but will be cumulative and will be in addition to all other remedies in favor of Service Provider or Customer at law or in equity.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE XII
ASSIGNMENT
12.1    Assignment. This Agreement will be binding upon and will inure to the benefit of Service Provider and Customer and their respective successors and permitted assigns; provided, however, that neither Party will assign its rights or delegate its obligations under this Agreement, in whole or in part, without prior written consent of the other Party, except:
(a)    by Customer in connection with a sale by Customer or its Affiliates of the Refining Facilities or the Refinery associated with the Facilities, so long as the assignee (i) agrees to assume all of Customer’s obligations hereunder with respect to the associated Facilities; and (ii) is financially and operationally capable of fulfilling the terms of this Agreement, which determination will be made by Service Provider in its sole reasonable judgment; and
(b)    Service Provider may make collateral assignments of this Agreement to secure working capital or other financing.
12.2    Effect of Assignment. If either Customer or Service Provider assigns its rights or delegates its obligations as permitted under this Agreement relating to all or any part of the Facilities, then (a) the applicable Shell Capacity will be accordingly reduced or eliminated, and both Parties’ respective obligations will continue with respect to the remaining Facilities and Shell Capacity (as adjusted); (b) the rights and obligations relating to the affected Facilities will be novated into a new agreement with the assignee, and such assignee will be responsible for the performance of the assigning Party’s obligations relating to the affected Facilities. Any assignment that is not undertaken in accordance with the provisions set forth in this Section 12.2 will be null and void ab initio. A Party making any assignment will promptly notify the other Party of such assignment, regardless of whether consent is required.
ARTICLE XIII
MISCELLANEOUS PROVISIONS
13.1    Entire Agreement. This Agreement, the Co-Location Services Agreement and the Ground Lease Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and no oral promises, agreement or warranties affecting it and no prior or subsequent agreement adding to, altering or waiving any term, condition or provision hereof will be valid and enforceable unless in writing and similarly executed.
13.2    Waivers. Neither action taken (including any investigation by or on behalf of any Party) nor inaction pursuant to this Agreement, will be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein by the Party committing such action or inaction. A waiver by any Party of a particular right, including breach of any provision of this Agreement, will not operate or be construed as a subsequent waiver of that same right or a waiver of any other right.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

13.3    Governing Law. This Agreement, and any Disputes arising hereunder, will be governed by the Laws of the State of New York without regard to the conflict of laws provisions thereof to the extent such rules or principles would require or permit the application of the Laws of any other jurisdiction.
13.4    Confidentiality. The Services and Fees are confidential as between the Parties. Neither Party will disclose such confidential information to any Third Party. Each Party may disclose confidential information to its advisors, consultants or Representatives (provided that such Persons agree to maintain the confidentiality thereof) or when compelled to do so by Law (but the disclosing Party must notify the other Party promptly of any such request for confidential information before disclosing it, if practicable, so that the other Party may seek a protective order or other appropriate remedy or waive compliance with this Section 13.4). In the event that the non-disclosing Party does not obtain a protective order or other remedy or does not waive compliance with this Section 13.4, the disclosing Party will disclose only that portion of the confidential information to which the compelling Person or Governmental Entity is legally entitled.
13.5    Amendments. This Agreement will not be modified, in whole or in part, except by a written amendment signed by both Parties and expressly identified as an amendment or modification.
13.6    Counterparts. This Agreement may be executed in any number of counterparts all of which together will constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Agreement. Each signed copy will be deemed to be an original, but all of them together will represent one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) will be as effective as delivery of a manually executed counterpart of this Agreement.
13.7    No Third Party Beneficiaries. Except to the extent expressly provided in Article 9 to the Persons described therein, the provisions of this Agreement are for the exclusive benefit of the Parties and their respective successors and permitted assigns. Except for the foregoing, this Agreement is not intended to benefit or create rights in any other Person or Governmental Entity.
13.8    Notices. Except as otherwise indicated herein and until otherwise specified, notices and other communication to each Party will be addressed as follows:
If to Service Provider, addressed to:
Garyville Refining Logistics LLC
539 South Main Street
Findlay, Ohio 45840
Attention: President

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

with a copy to:
539 South Main Street
Findlay, Ohio 45840
Attention: General Counsel
If to Customer, addressed to:
Marathon Petroleum Company LP
539 South Main Street
Findlay, Ohio 45840
Attention: President
with a copy to:
539 South Main Street
Findlay, Ohio 45840
Attention: General Counsel
Each Party may change its address for notice by notice to the other Parties in the manner set forth above. Any notice required or permitted hereunder will be deemed given (a) three days after being deposited in the U.S. Mail as registered or certified mail, return receipt requested, postage prepaid, and (b) when received if delivered by recognized commercial courier or next business day delivery and addressed to the Party to whom the notice is being given at the address set forth above for such Party.
13.9    Conspicuous. TO THE EXTENT REQUIRED BY LAW TO BE EFFECTIVE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY SUCH LAW.
13.10    Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Further, if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, the Parties will take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, will amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties to the greatest extent legally permissible.
13.11    Dispute Resolution. Any dispute between the Parties in connection with this Agreement will be resolved in accordance with the dispute resolution procedures set forth in Schedule 13.11; provided that either Party may seek a restraining order, temporary injunction, or other provisional relief in any court with jurisdiction over the subject matter of the dispute and to avoid irreparable injury or to preserve the status quo ante.

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

13.12    Independent Contractor. Service Provider will perform and execute or cause to be performed and executed the provisions of this Agreement as an independent contractor. Neither Service Provider nor its Affiliates, nor the employees, contractors, subcontractors or agents of each will be deemed to be the servants or employees of Customer. Neither Customer nor its Representatives will be deemed to be the servants or employees of Service Provider. This Agreement is not intended to and does not (a) create a partnership, joint venture, or other relationship creating fiduciary, quasi-fiduciary, or similar duties and obligations between the Parties or any of their Affiliates or members, or (b) otherwise subject the Parties to joint and several or vicarious liability. Subject to the terms of this Agreement, Service Provider will perform or cause to be performed the Services according to Service Provider’s own means and methods of work, which will be in the exclusive charge and control of Service Provider. Neither Service Provider nor Customer is authorized to take any action in any way whatsoever for or on behalf of the other, except as may be necessary to prevent injury to Persons or property or as otherwise expressly provided in this Agreement.

[Signature Page Follows]

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties have executed this Storage Services Agreement as of the date first written above.

SERVICE PROVIDER:

Garyville Refining Logistics LLC

By:	/s/ Donald C. Templin
Name:	D. C. Templin
Title:	President

CUSTOMER:

Marathon Petroleum Company LP
By: MPC Investment LLC, its general partner

By:	/s/ Donald C. Templin
Name:	D. C. Templin
Title:	President

*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A
Facilities

I. Feedstock, Finished Product and Intermediate Product Storage Tanks
Unique Tank IDs	SAP ID	SAP DESCRIPTION	*Net Available Shell Capacity (bbl)
*****	63-1211	*****	*****
*****	63-1212	*****	*****
*****	63-1213	*****	*****
*****	63-1974	*****	*****
*****	63-1975	*****	*****
*****	63-1203	*****	*****
*****	63-1204	*****	*****
*****	63-1205	*****	*****
*****	63-1206	*****	*****
*****	63-1207	*****	*****
*****	63-1223	*****	*****
*****	63-1973	*****	*****
*****	63-1971	*****	*****
*****	63-1972	*****	*****
*****	63-1976	*****	*****
*****	63-1961	*****	*****
*****	63-1962	*****	*****
*****	63-1977	*****	*****
*****	63-1941	*****	*****
*****	63-1942	*****	*****
*****	63-1943	*****	*****
*****	63-1944	*****	*****
*****	63-1945	*****	*****
*****	63-1946	*****	*****
*****	63-1947	*****	*****
*****	63-1948	*****	*****
*****	63-1949	*****	*****
*****	63-1950	*****	*****
*****	63-1931	*****	*****
*****	63-1981	*****	*****
*****	63-1982	*****	*****
*****	63-1983	*****	*****

1
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

I. Feedstock, Finished Product and Intermediate Product Storage Tanks (Continued)
Unique Tank IDs	SAP ID	SAP DESCRIPTION	*Net Available Shell Capacity (bbl)
*****	63-1980	*****	*****
*****	63-1932	*****	*****
*****	63-1951	*****	*****
*****	63-1952	*****	*****
*****	63-1953	*****	*****
*****	63-1954	*****	*****
*****	63-1978	*****	*****
*****	63-1979	*****	*****
*****	63-1913	*****	*****
*****	63-1921	*****	*****
*****	63-1922	*****	*****
*****	63-1926	*****	*****
*****	63-1923	*****	*****
*****	63-1924	*****	*****
*****	63-1927	*****	*****
*****	63-1925	*****	*****
*****	63-1928	*****	*****
*****	63-1929	*****	*****
*****	63-1963	*****	*****
*****	63-1964	*****	*****
*****	63-1965	*****	*****
*****	63-1966	*****	*****
*****	63-1934	*****	*****
*****	63-1935	*****	*****
*****	63-1917	*****	*****
*****	63-1919	*****	*****
*****	63-1920	*****	*****
*****	63-1933	*****	*****
*****	63-1901	*****	*****
*****	63-1902	*****	*****
*****	63-1903	*****	*****
*****	63-1904	*****	*****
*****	63-1905	*****	*****
*****	63-1906	*****	*****
*****	63-1907	*****	*****
*****	63-1908	*****	*****

2
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

I. Feedstock, Finished Product and Intermediate Product Storage Tanks (Continued)
Unique Tank IDs		SAP ID	SAP DESCRIPTION	*Net Available Shell Capacity (bbl)
*****		63-1909	*****	*****
*****		63-1911	*****	*****
*****		63-1912	*****	*****
*****		63-1914	*****	*****
*****		63-1937	*****	*****
*****		63-1986	*****	*****
*****		63-1989	*****	*****
*****		66-1901	*****	*****
*****		66-1902	*****	*****
*****		44-1903	*****	*****
*****		44-1904	*****	*****
*****		44-1905	*****	*****
* Estimated Net Available Shell Capacity after 12/1/2017.
II. Loading Racks and Docks
Rail Racks	SAP ID	DESCRIPTION
*****	Unit 64	*****
*****	Unit 64	*****
*****	Unit 64	*****
Truck Racks	SAP ID	DESCRIPTION
*****	Unit 65	*****
*****	Unit 65	*****
Docks	Permit ID	Description
Dock 1	-	*****
Dock 2	-	*****
Dock 3A (aka "Platform A")	-	*****
Dock 3B (aka "Platform B")	-	*****
Dock 5	-	*****

3
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

III. Included Assets within the Identified Logistics Areas
Pumps
Valves / Control Valves
Connectors
Relief Valves
Vapor Destruction Equipment
Cathodic Protection Devices
Electric motors, motor starters
Fans/Blowers
Flow Orifice Plates and Transmitters
Gear boxes
Gasoline Blending Equipment
Heat Exchangers
Instrumentation
Analyzer buildings and associated equipment
Tank Mixers
Filters
Knockout drums
Certain Safety Equipment
Flame Arrestors
LPG Flare
Engines
Sumps, Totes, Drums, and Equipment Fuel Tanks
Chemical, Additive and Water Storage Vessels
Piping
IV. Excluded Assets within the Identified Logistics Areas
Refrigerated Butane Storage (RBS) Firewater Pond and equipment
Spent Caustic Tanks
Waste Water Effluent to the River piping
Hazardous Waste Storage Areas
High Voltage Electrical Transmission Equipment / Substations
Roads
V. Included Assets outside the Identified Logistics Areas
Interbattery Piping

4
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT B
Identified Logistics Area and Interbattery Piping

*****

5
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C
Receipt Points

Carrier	The loading arms, delivery hoses and/or pipe flanges located on the Facilities’ truck racks that are used to transfer Product between the Facilities and Carriers.
Rail	The loading arms, delivery hoses and/or pipe flanges located on the Facilities’ rail facilities that are used to transfer Product between the Facilities and Rail.
Vessel	The flanges located on the Facilities’ docks that are used to transfer Product between the Facilities and Vessels.
Pipelines	The first pipe flanges located on the Facilities that are used to transfer Product between the Facilities and pipelines or storage

6
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT D
Delivery Points

Carrier	The loading arms, delivery hoses and/or pipe flanges located on the Facilities’ truck racks that are used to transfer Product between the Facilities and Carriers.
Rail	The loading arms, delivery hoses and/or pipe flanges located on the Facilities’ rail facilities that are used to transfer Product between the Facilities and Rail.
Vessel	The flanges located on the Facilities’ docks that are used to transfer Product between the Facilities and Vessels.
Pipelines	The last pipe flanges located on the Facilities that are used to transfer Product between the Facilities and pipelines or storage

7
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E-1
Fees

The fee rate referred to in Section 5.1 is (a) with respect to any Month in 2018, *****; and (b) with respect to any Month from January 1, 2019 and thereafter, the fee rate determined according to the formula:
Feen = Feen-1 x ***** (the “Escalator Formula”), where:
Feen = Fee in calendar year “n”;
Feen-1 = Fee in calendar year prior to year “n”;
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****
*****

8
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

*****
*****
*****
*****

9
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT E-2
Shell Capacity

As of and following the Effective Time, the Shell Capacities set forth in this Exhibit will be reviewed once annually by the Parties and, if warranted and subject to Section 4.1, adjusted in writing consistent with the calculation of “net available shell storage capacity” for each tank pursuant to the then current guidelines provided by the U.S.    Department of Energy, Energy Information Administration. As of and following the Effective Time, the “net available shell storage capacity” of the Facilities is calculated as the sum of the net available shell storage capacities for all individual, operable tanks used to store Oil; provided that a tank is considered “operable” if it is in service or expected to be placed in service following maintenance or repairs.

Garyville: ***** Mbbls

10
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 13.11
Dispute Resolutions
Any controversy, dispute or claim arising out of or relating to this Agreement (a “Dispute”) shall be resolved in accordance with the following:
1.Mediation. If a Dispute cannot be settled by direct negotiations within 60 days following delivery of a notice of such Dispute, any Party may initiate mandatory, non- binding mediation hereunder by giving the other Party a notice of mediation (a “Mediation Notice”). The mediator shall be jointly appointed by the Parties and the mediation shall be conducted in Findlay, Ohio, unless otherwise agreed to by the Parties. All costs and expenses of the mediator shall be shared equally by the Parties. The then-current Model ADR Procedures for Mediation of Business Disputes of the Center for Public Resources, Inc., either as written or as modified by mutual agreement of the Parties, shall govern any mediation pursuant to this Section 1. Each Party shall be represented by one or more senior representatives who shall have authority to resolve the Dispute. If such Dispute has not been resolved within thirty (30) days after delivery of the Mediation Notice, then either Party may pursue litigation pursuant to Section 2.
2.Litigation.
(a)    If the Dispute cannot be resolved pursuant to mediation in accordance with Section 1, either Party may bring an action or proceeding in respect of such Dispute, whether in tort or contract or at law or in equity, exclusively in any federal or state courts located in Ohio in which event, each Party (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over it and (iv) agrees that service of process upon it may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 13.8 of the Agreement. The foregoing consents to jurisdiction and service of process shall not constitute general consents to service of process in the State of Ohio for any purpose except as provided herein and shall not be deemed to confer rights on any Person other than the Parties.
(b)    EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE IS LIKELY TO INVOLVE COMPLICATED ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(b).

1
*Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.